UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Class I RSU Agreement

On March 11, 2025, FS Credit Real Estate Income Trust, Inc. (the “Company”) amended its Class I Restricted Stock Unit Agreement among the Company, FS Real Estate Advisor, LLC (the “Adviser”) and Rialto Capital Management, LLC (“Rialto”) and amended its Class I Restricted Stock Unit Agreement among the Company, the Adviser and Rialto for outstanding awards (together, the “Class I RSU Agreement”). The administrative fee paid to the Adviser is paid in the form of restricted stock units (“RSUs”) that, upon vesting, convert on a 1-to-1 basis into Class I shares of common stock. The Class I RSU Agreement now provides that (i) RSUs granted after March 31, 2025 will vest ratably over four years starting after the second anniversary of the grant date and (ii) previously issued and outstanding RSUs are eligible to vest proportionally on the first calendar day of the month following the anniversary of the applicable grant date in each of 2026, 2027, 2028 and 2029, as provided below:

Grant Year	2026	2027	2028	2029
2022	1/2	1/2	-	-
2023	1/3	1/3	1/3	-
2024	1/4	1/4	1/4	1/4

The foregoing summary description of the Class I RSU Agreement does not purport to be complete and is qualified in its entirety by reference to the Class I RSU Agreement and Amendment No. 1 to the Class I RSU Agreement, copies of such agreements are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation and Appointment

On March 11, 2025, Edward T. Gallivan, Jr. notified the board of directors of the Company (the “Board”) of his resignation as chief financial officer of the Company, effective April 1, 2025. Mr. Gallivan’s resignation is not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Gallivan remains employed by the Company’s sponsor, FS Investments.

On March 11, 2025, the Board appointed Brian Gold as the Company’s chief financial officer, effective April 1, 2025. Mr. Gold’s appointment is not pursuant to any agreement or understanding with the Company or any other person. There is no family relationship between Mr. Gold and any of the Company’s directors or other executive officers, and there are no related party transactions with regard to Mr. Gold that are reportable under Item 404(a) of Regulation S-K. Mr. Gold will not receive any direct compensation from the Company.

Mr. Gold’s biographical information is set forth below.

Brian Gold, age 42, has served as the Company’s chief financial officer since April 2025. Prior to joining FS Investments in April 2025, Mr. Gold served as a member of the real estate investment trust team of BrightSpire Capital, where he served as Managing Director from March 2023 to July 2024 and as Senior Vice President from June 2019 to March 2023. During his time at BrightSpire Capital, Mr. Gold led the finance and accounting team responsible for managing a diversified portfolio of commercial real estate senior mortgage loans, mezzanine loans, preferred equity, debt securities, real estate owned and net leased properties. Prior to joining BrightSpire Capital, Mr. Gold served as Vice President of Finance at Goldman Sachs from July 2015 to May 2019. In this role, was a senior member of the financial reporting team responsible for the firm’s quarterly and annual SEC filings, alternative investment portfolios, and compliance with accounting guidance. Prior to his time with Goldman Sachs, Mr. Gold spent five years with Morgan Stanley in the Finance Division, where he managed the preparation of significant disclosures under US GAAP and regulatory filings to the Federal Reserve. Mr. Gold began his career at KPMG in the Audit group. Mr. Gold received a B.S. in Accounting from Long Island University and is an active certified public accountant.

In connection with Mr. Gold’s appointment as an executive officer, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with Mr. Gold (the “Indemnitee”). The Company previously entered into substantially identical indemnification agreements with its other directors and officers. The Indemnification Agreement provides that, subject to certain limitations set forth therein, the Company will indemnify the Indemnitee to the fullest extent permitted by Maryland law and the Company’s charter, for amounts incurred as a result of the Indemnitee’s service in his role as an executive officer of the Company or in other roles as the Company may require from time to time. The Indemnification Agreement further provides that, subject to the limitations set forth therein, the Company will advance all reasonable expenses to the Indemnitee in connection with proceedings covered by the Indemnification Agreement.

Subject to certain limitations set forth therein, the Indemnification Agreement places limitations on the indemnification of the Indemnitee to the extent the Indemnitee is found to have acted in bad faith or with active and deliberate dishonesty and such actions were material to the matter that caused the loss to the Company. The Indemnification Agreement also provides that, except for a proceeding brought by the Indemnitee and certain proceedings involving separate defenses, counterclaims or other conflicts of interest, the Company has the right to defend the Indemnitee in any proceeding which may give rise to indemnification under the Indemnification Agreement.

The description of the Indemnification Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the full terms of the Indemnification Agreement. The Company filed a Form of Indemnification Agreement with its Registration Statement on Form S-11 (File No. 333-216037), filed on June 6, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibit

EXHIBIT NUMBER	DESCRIPTION
10.1	Class I Restricted Stock Unit Award Agreement, dated March 11, 2025, by and among FS Credit Real Estate Income Trust, Inc., FS Real Estate Advisor, LLC and Rialto Capital Management, LLC

10.2	Amendment No. 1 to the Class I Restricted Stock Unit Award Agreement, dated March 11, 2025, by and among FS Credit Real Estate Income Trust, Inc., FS Real Estate Advisor, LLC and Rialto Capital Management, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date:	March 17, 2025	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary